UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)		35-1539838 (IRS Employer Identification No.)
420 Main Street, Evansville, IN (Address of Principal Executive Offices)		47708 (Zip Code)

(812) 464-1434
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On August 19, 2004, the Registrant issued the following press release concerning the appointment of Robert G. Jones as President and Chief Executive Officer of Old National Bancorp.

Item 7. Financial Statements and Exhibits

99.1 Press Release issued by Old National Bancorp on August 19, 2004.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: August 19, 2004

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight, Senior Vice President